                                                                   EXHIBIT 10.3

                        AMENDMENT NO. 3 TO LOAN AGREEMENT

     This Amendment No. 3 to Loan Agreement dated as of June 30, 2000, ("Amendment") is entered into with reference to the Loan Agreement dated as of March 23, 1998, by and among Hard Rock Hotel, Inc., a Nevada corporation ("Borrower"), the Lenders named therein, and Bank of America, N.A. (under its former name, "Bank of America National Trust and Savings Association"), as Administrative Agent (as amended by an Amendment No. 1 dated April 10, 1998, and an Amendment No. 2 dated March 31, 1999, the "Loan Agreement"). The Administrative Agent, acting with the consent of the Lenders in accordance with the terms of the Loan Agreement, and Borrower hereby agree as follows:

     1. DEFINITIONS. Capitalized terms used herein are used with the meanings set forth for those terms in the Loan Agreement.

     2. SECTION 1.1 - DEFINED TERMS. The following defined terms set forth in Section 1.1 of the Loan Agreement are hereby amended to read in full as follows:

          "COMMITMENT" means $42,000,000 or such lesser amount to which the Commitment may be reduced from time to time pursuant to the terms of Sections 2.5, 2.6 and 2.7.

          "FISCAL YEAR" means the fiscal year of Borrower consisting of (a) a twelve-month period ending on each November 30 through November 30, 1999 (with a one month stub period consisting of the month of December, 1999, and (b) each subsequent twelve-month period ending on each December 31.

          "FIXED CHARGE COVERAGE RATIO" means, as of each date of determination, the ratio of (a) Annualized EBITDA as of that date PLUS Supervisory Fees paid in Cash during the twelve month period preceding that date, to (b) the SUM of (i) required payments of principal and interest and mandatory prepayments made in Cash by Borrower and its Subsidiaries with respect to Indebtedness made during such twelve month period, (ii) Maintenance Capital Expenditures (OTHER THAN ROOM REFURBISHMENT EXPENDITURES) made during the same period, (iii) taxes actually paid in cash with respect to income of Borrower and its Subsidiaries net of refunds during the same period, and (iv) Supervisory Fees paid in cash during the same period.

          "REDUCTION AMOUNT" means, as to each Reduction Date, $2,000,000, or such lesser amount to which that Reduction Amount may be reduced in accordance with the second sentence of Section 2.5 or the last sentence of
Section 2.7:

          "REDUCTION DATE" means the last day of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2001, through the Maturity Date.

In addition thereto, Section 1.1 of the Loan Agreement is hereby amended to add the following defined term thereto:

          "ROOM REFURBISHMENT EXPENDITURES" means Maintenance Capital Expenditure made to refurbish rooms in Borrower's original hotel tower in an aggregate amount not to exceed (a) $6,000,000 during Borrower's Fiscal Year ending December 31, 2000, (b) $6,000,000 during Borrower's Fiscal Year ending December 31, 2001, and (c) $10,000,000 in the aggregate during such Fiscal Years.

     3. ELIMINATION OF SCHEDULE COMMITMENT REDUCTIONS. Section 2.6 of the Loan Agreement is hereby amended to read in full as follows [with the added text emphasized herein for the convenience of the reader]:

     "2.6 SCHEDULED MANDATORY REDUCTIONS OF COMMITMENT. The Commitment shall automatically and permanently reduce on each Reduction Date by the related Reduction Amount UNTIL THE COMMITMENT HAS BEEN REDUCED TO $25,000,000."

     4. ELIMINATION OF OTHER MANDATORY COMMITMENT REDUCTIONS. Section 2.7 of the Loan Agreement is hereby amended to read in full as follows:

     "2.7 OTHER MANDATORY REDUCTIONS OF COMMITMENT. The Commitment shall automatically and permanently reduce (a) on September 30, 2001 and on each succeeding September 30, by an amount equal to 50% of Excess Cash Flow for the then mostly recently ended Fiscal Year, and (b) upon receipt by Borrower or any of its Subsidiaries thereof, by an amount equal to 100% of the Net Cash Proceeds from offerings of Indebtedness or equity securities of Borrower or its Subsidiaries; PROVIDED, however, that the requirements of this Section shall terminate on the earlier of the Trigger Date or the date upon which the Commitment is reduced to $25,000,000. Each reduction of the Commitment pursuant to this Section
     2.7 shall be applied to Reduction Amounts in the inverse order of their occurrence."

     4. FIXED CHARGE COVERAGE RATIO. The Lenders waive Borrower's compliance with the Fixed Charge Coverage Ratio set forth in Section 6.13 of the Loan Agreement for the Fiscal Quarter ended March 31, 2000 only. This is a one time waiver, and Borrower shall fully comply with Section 6.13 as to all other Fiscal Periods. Furthermore, Section 6.13 of the Loan Agreement is hereby amended to read in full as follows:

          "6.13 FIXED CHARGE COVERAGE RATIO. Permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter set forth below to be less than the ratio set forth opposite that Fiscal Quarter:


                Fiscal Quarter Ending             Minimum Ratio
                ---------------------             -------------
                June 30, 2000 through
                September 30, 2000                1.20:1.00

                December 1, 2000 and
                March 31, 2001                    1.30:1.00

                June 30, 2001 and thereafter      1.40:1.00."

                                  -2-

     5. CAPITAL EXPENDITURES. Section 6.14(b) of the Loan Agreement is hereby amended to read in full as follows:

     "(b) Maintenance Capital Expenditures in an aggregate amount not to exceed $7,500,000 during any Fiscal Year."

     6.   ADJUSTMENTS TO ANNUALIZED EBITDA. In calculating Annualized EBITDA
(a) for any period during which any payments made to Gary Selesner in connection with the termination of his employment with Borrower, the amount of such payments made during that period, not to exceed $1,500,000 during the term of this Agreement, shall be added thereto, (b) for any period during which any payments made to Sean McPherson in connection with the termination of his employment with Borrower, the amount of such payments made during that period, not to exceed $500,000 during the term of this Agreement, shall be added thereto, and (c) as of the last day of the Fiscal Quarter ending March 31, 2000, Annualized EBITDA shall be calculated on the basis of the 10 month fiscal period then ended, annualized on a straight line basis.

     7. RELEASE OF THE MAKE-WELL AND THE COMPLETION GUARANTY. The Lenders hereby consent to the release of the Make-Well and the Completion Guaranty executed by Peter A. Morton, and direct the Administrative Agent to deliver a letter in the form of Exhibit A to Peter A. Morton and Borrower.

     8. WAIVER - FAILURE TO DELIVER FINANCIAL STATEMENTS. The Lenders hereby waive the (a) failure of the Borrower to deliver its audited financial statements for the Fiscal Year ended November 30, 1999, the failure of Borrower to deliver its unaudited financial statements for the Fiscal Year ended November 30, 1999, and (c) the failure of Borrower to deliver its unaudited financial statements for the Fiscal Quarter ended March 31, 2000 on a timely basis. This is a one time waiver, and Borrower shall fully comply with Section 7.1 as to all other Fiscal Periods.

     9. CONDITIONS PRECEDENT. The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of the following:

          (a) counterparts of this Amendment executed by Borrower and the Administrative Agent, acting on behalf of the Lenders;

          (b) written consents to the execution, delivery and performances hereof from all of the Lenders; and

          (c) delivery to the Administrative Agent of Borrower's audited financial statements for the twelve month Fiscal Year ended November 30, 1999, Borrower's unaudited financial statements for the one month fiscal period ended December 31, 1999, and Borrower's unaudited financial statements for the Fiscal Quarter ended March 31, 2000.

     10. REPRESENTATION AND WARRANTY. Borrower represents and warrants to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and remains continuing.

     11. CONFIRMATION. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                  HARD ROCK HOTEL, INC., a Nevada corporation

                                  By: /s/ PETER MORTON
                                     ----------------------------------------
                                          Peter Morton

                                  Title:  PRESIDENT
                                        -------------------------------------


                                  BANK OF AMERICA, N.A., as Administrative Agent

                                  By: /s/ JANICE HAMMOND
                                     ----------------------------------------
                                          Janice Hammond, Vice President

                                   Exhibit A

                                August 4, 2000


Peter A. Morton
and
Hard Rock Hotel, Inc.
4455 Paradise Road
Las Vegas, Nevada 89109-6574



This letter is delivered with reference to the Loan Agreement dated as of March 23, 1998, by and among Hard Rock Hotel, Inc., a Nevada corporation, the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

By this letter, we hereby confirm that Mr. Morton is released from his obligations to the Lenders under the Make-Well Agreement and the Completion Guaranty, it being understood that the Lenders do not purport to release the Completion Guaranty on behalf of the holders of the senior subordinated notes issued pursuant to the Indenture or on behalf of the Trustee under the Indenture.


BANK OF AMERICA, N.A.,
as Administrative Agent


By:  /s/ JANICE HAMMOND
   ---------------------------
Janice Hammond, Vice President

                            CONSENT OF LENDER

     This Consent of Lender is delivered with reference to the Loan Agreement dated as of March 23, 1998, by and among Hard Rock Hotel, Inc., a Nevada corporation, the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 3 to Loan Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.

Scott Faber
------------------------------
[Typed/Printed Name of Lender]

By: /s/ SCOTT FABER
   -----------------------------
        SCOTT FABER

Title:  MANAGING DIRECTOR
      --------------------------

Date:
      --------------------------

                            CONSENT OF LENDER

     This Consent of Lender is delivered with reference to the Loan Agreement dated as of March 23, 1998, by and among Hard Rock Hotel, Inc., a Nevada corporation, the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 3 to Loan Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.

BANK OF SCOTLAND
------------------------------
[Typed/Printed Name of Lender]

By: /s/ ANNIE GLYNN
   -----------------------------
        ANNIE GLYNN

Title: SENIOR VICE PRESIDENT
      --------------------------

Date: JULY 14, 2000
      --------------------------

                            CONSENT OF LENDER

     This Consent of Lender is delivered with reference to the Loan Agreement dated as of March 23, 1998, by and among Hard Rock Hotel, Inc., a Nevada corporation, the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

     The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 3 to Loan Agreement by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.

IMPERIAL BANK
------------------------------
[Typed/Printed Name of Lender]

By: /s/ GUY Y. HUEY ANDRICK
   -----------------------------
        Guy Y. Huey Andrick

Title: Vice President
      --------------------------

Date:  July 17, 2000
      --------------------------